    As Filed With The Securities and Exchange Commission on July 28, 2000.



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):  July 27, 2000


                        DELCO REMY INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                       1-13683                       35-1909253
(State or other jurisdiction of      (Commission file number)     (IRS employer identification
     incorporation)                                                         number)




     2902 Enterprise Drive
       Anderson, Indiana                                             46013
(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code:  (765) 778-6499


                                Not Applicable
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On July 27, 2000, the registrant issued the press release attached hereto as Exhibit 99 to this report. This press release is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits.

           99  Press release of  Registrant dated July 27, 2000


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DELCO REMY INTERNATIONAL, INC.
                            ------------------------------
                            (Registrant)



Date:  July 27, 2000        By:  /s/  J. Timothy Gargaro
                                 -----------------------
                                      J. Timothy Gargaro
                                      Senior Vice President and
                                      Chief Financial Officer


Date:  July 27, 2000        By:  /s/  David E. Stoll
                                 -------------------
                                      David E. Stoll
                                      Vice President and Controller
                                      Chief Accounting Officer



                                 EXHIBIT INDEX

Exhibit Number                   Description
--------------                   -----------

     99                          Press release of Registrant dated July 27, 2000

                                       2